Exhibit 99.1

NEWS RELEASE
2108 East South Boulevard	Montgomery, Alabama 36116	Telephone 334-288-3900

FINANCIAL CONTACT:	MEDIA CONTACT:
Stephen G. Rutledge	David Rickey
Senior Vice President, CFO	Vice President – Public Relations
and Chief Investment Officer	(334)613-4034
(334)613-4500

ALFA CORPORATION REPORTS 2006 RESULTS

Montgomery, Alabama (February 23, 2007) — Alfa Corporation (NASDAQ:ALFA) today announced financial results for the year ended December 31, 2006. Operating income for the year was $103,676,787, or $1.28 per diluted share, compared with operating income of $95,100,686, or $1.18 per diluted share for 2005, an increase of 8.3% on a per share basis. Net income, which includes net realized investment gains, was $105,888,237, or $1.30 per diluted share for 2006 compared with $99,033,753 or $1.23 per diluted share in 2005, a per share increase of 6.3%. Premiums and policy charges for 2006 increased 8.5% to $687,086,400.

Operating income for the fourth quarter of 2006 was $32,321,887, or $0.40 per diluted share, compared with fourth quarter 2005 operating income of $22,704,120, or $0.28 per diluted share. After net realized investment gains, net income for the fourth quarter of 2006 was $33,004,673, or $0.41 per diluted share, compared with $23,805,346, or $0.29 per diluted share, in the prior-year period. Premiums and policy charges for the final three months of 2006 increased 7.0% to $174,285,046.

Alfa’s Chairman, President and Chief Executive Officer, Jerry A. Newby, said, Despite the extreme competitiveness in today’s insurance marketplace, Alfa Corporation has once again produced record earnings for our shareholders. Building on ten consecutive years of positive underwriting performance, this year’s results were outstanding. Alfa Corporation’s ten-year average combined ratio is 91.3%, and we ended 2006 at 90.8%. This consistent performance translates into greater value for our shareholders.

“We are very proud of our many accomplishments during the year, including continued advances in technology and further expansion of our geographical presence. Our new “Let’s Talk About Tomorrow” marketing campaign continues to increase awareness of our brand and reinforces the message that Alfa offers a full line of products designed to protect our customers’ futures.

“Alfa has the reputation for being one of the nation’s most financially stable and reliable providers of insurance, and as we begin a new year, our team is excited about the growth opportunities we see for all of our companies. We intend to be proactive in managing our company in order to enhance that reputation. Our emphasis in 2007 will be very similar to prior years: we will continue to develop our team, build sound relationships, aggressively manage expenses, and improve our service, all of which will help us achieve our goal of solid financial performance.”

Alfa Corporation will host a conference call today at 10:30 a.m. Eastern time. Investors and other interested parties may access the teleconference by calling 1-800-289-0518, or via links located on Alfa’s web site: www.alfains.com. A 30-day Internet play of the call will also be available from Alfa’s web site.

-MORE-

Alfa Corporation is engaged in insurance and financial activities through its subsidiaries. The common stock of Alfa Corporation is traded on the Nasdaq Stock Market’s National Market under the symbol ALFA.

The associated investor supplement package for the fourth quarter ended December 31, 2006, may be found by clicking on the web cast link in the “Invest in Alfa” section of Alfa’s web site and is also available at: http://www.irinfo.com/alfa/4q05fsx.pdf.

Investors are cautioned that statements in this press release which relate to the future are, by their nature, uncertain and dependent upon numerous contingencies – including political, economic, regulatory, climatic, competitive, legal, and technological – any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corporation’s filings with the Securities and Exchange Commission.

-END-

ALFA CORPORATION

CONSOLIDATED CONDENSED BALANCE SHEETS

	December 31,		% Change
	2006	2005
Assets
Investments:
Fixed Maturities Held for Investment, at amortized cost (fair value $57,272 in 2006 and $93,578 in 2005)	$55,052	$88,330	-37.67%
Fixed Maturities Available for Sale, at fair value (amortized cost $1,436,188,473 in 2006 and $1,394,823,078 in 2005)	1,446,693,702	1,419,708,095	1.90%
Equity Securities Available for Sale, at fair value (cost $101,177,606 in 2006 and $96,668,040 in 2005)	111,427,207	107,020,104	4.12%
Policy Loans	64,949,875	62,101,204	4.59%
Collateral Loans	128,685,111	124,667,449	3.22%
Other Long-Term Investments	86,823,771	64,476,156	34.66%
Short-Term Investments	166,293,356	84,861,880	95.96%

Total Investments	2,004,928,074	1,862,923,218	7.62%
Cash	37,218,109	37,228,639	-0.03%
Other Long-Term Investments in Affiliates	120,819,010	138,457,224	-12.74%
Accrued Investment Income	17,026,711	16,858,408	1.00%
Accounts Receivable	85,490,044	72,622,465	17.72%
Reinsurance Balances Receivable	6,015,853	6,648,204	-9.51%
Deferred Policy Acquisition Costs	224,516,950	204,253,919	9.92%
Goodwill	9,576,218	13,924,306	-31.23%
Other Intangible Assets (net of accumulated amortization of $1,366,800 in 2006 and $683,400 in 2005)	7,741,200	8,424,600	-8.11%
Other Assets	20,906,925	21,887,659	-4.48%

Total Assets	$2,534,239,094	$2,383,228,642	6.34%

Liabilities and Stockholders’ Equity
Policy Liabilities and Accruals - Property and Casualty Insurance	$172,664,652	$159,639,886	8.16%
Policy Liabilities and Accruals - Life Insurance Interest-Sensitive Products	646,354,761	600,994,074	7.55%
Policy Liabilities and Accruals - Life Insurance Other Products	205,449,027	197,140,294	4.21%
Unearned Premiums	236,481,371	221,864,870	6.59%
Dividends to Policyholders	11,882,776	11,662,085	1.89%
Premium Deposit and Retirement Deposit Funds	4,921,879	5,741,071	-14.27%
Deferred Income Taxes	25,547,554	29,118,958	-12.26%
Other Liabilities	75,222,398	74,147,205	1.45%
Due to Affiliates	24,355,859	22,249,945	9.46%
Commercial Paper	206,923,215	213,790,443	-3.21%
Notes Payable	70,000,000	70,000,000	0.00%
Notes Payable to Affiliates	27,516,459	20,887,635	31.74%

Total Liabilities	1,707,319,951	1,627,236,466	4.92%

Commitments and Contingencies
Stockholders’ Equity:
Preferred Stock, $1 par value	—	—	0.00%
Shares authorized: 1,000,000
Issued: None
Common Stock, $1 par value	83,783,024	83,783,024	0.00%
Shares authorized: 110,000,000
Issued: 83,783,024
Outstanding: 80,459,113 in 2006 and 80,284,018 in 2005
Additional Paid In Capital	27,502,452	21,171,462	29.90%
Accumulated Other Comprehensive Income (unrealized gains on securities available for sale, net of tax of $14,019,988 in 2006 and $22,105,684 in 2005; unrealized gains (losses) on interest rate swap contract, net of tax of $105,541 in 2006 and ($11,265) in 2005; unrealized gains/(losses) on other long-term investments, net of tax of $75,006 in 2006 and ($394,560) in 2005)	14,200,535	21,699,859	-34.56%
Retained Earnings	738,811,778	667,535,056	10.68%
Treasury Stock, at cost (shares, 3,323,911 in 2006 and 3,499,006 in 2005)	(37,378,646)	(38,197,225)	-2.14%

Total Stockholders’ Equity	826,919,143	755,992,176	9.38%

Total Liabilities and Stockholders’ Equity	$2,534,239,094	$2,383,228,642	6.34%

Book Value per share	$10.28	$9.42

ALFA CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(UNAUDITED)

	Years Ended December 31,			Statistics		Three Months Ended December 31,			Statistics
	2006	2005	% Change	2006	2005	2006	2005	% Change	2006	2005
Revenues
Premiums - Property and Casualty Insurance	604,241,557	556,438,727	8.59			153,799,283	143,872,916	6.90
Premiums - Life Insurance	46,019,117	41,134,144	11.88			11,539,534	10,260,406	12.47
Policy Charges - Life Insurance	36,825,726	35,499,178	3.74			8,946,229	8,774,768	1.95
Net Investment Income	93,262,710	94,931,739	(1.76)			26,155,184	24,421,647	7.10
Other Income	28,386,795	22,849,897	24.23			7,644,792	5,642,746	35.48

Total Revenues	808,735,905	750,853,685	7.71			208,085,022	192,972,483	7.83

Benefits and Expenses
Benefits & Settlement Expenses	458,175,979	432,856,310	5.85	56.65	57.65	111,608,379	109,578,448	1.85	53.64	56.78
Dividends to Policyholders	4,134,455	4,009,119	3.13	0.51	0.53	1,093,607	1,063,724	2.81	0.53	0.55
Amortization of Deferred Policy Acquisition Costs	130,041,533	108,723,470	19.61	16.08	14.48	35,187,709	26,725,516	31.66	16.91	13.85
Other Operating Expenses	80,790,556	73,453,925	9.99	9.99	9.78	22,151,058	22,768,806	(2.71)	10.65	11.80

Total Expenses	673,142,523	619,042,824	8.74	83.23	82.45	170,040,753	160,136,494	6.18	81.72	82.98

Income Before Income Tax Expense	135,593,382	131,810,861	2.87	16.77	17.55	38,044,269	32,835,989	15.86	18.28	17.02
Income Tax Expense	31,916,595	36,710,175	(13.06)	23.54	27.85	5,722,382	10,131,869	(43.52)	15.04	30.86

Operating Income	103,676,787	95,100,686	9.02			32,321,887	22,704,120	42.36
Realized Investment Gains, Net of Tax	2,211,450	3,933,067	(43.77)			682,786	1,101,226	(38.00)

Net Income	105,888,237	99,033,753	6.92			33,004,673	23,805,346	38.64

Operating Income Per Share - Basic	1.29	1.19	8.74			0.40	0.28	41.98

Operating Income Per Share - Diluted	1.28	1.18	8.35			0.40	0.28	41.35

Net Income Per Share - Basic	1.32	1.24	6.65			0.41	0.30	38.27

Net Income Per Share - Diluted	1.30	1.23	6.27			0.41	0.29	37.66

Dividends Per Share	0.4300	0.3875	10.97			0.1100	0.1000	10.00

Average Shares Outstanding - Basic	80,345,906	80,141,068	0.26			80,429,796	80,215,641	0.27

Average Shares Outstanding - Diluted	81,211,111	80,712,923	0.62			81,482,882	80,904,931	0.71

Management believes that operating income and operating income per share, non-GAAP financial measures, serve as meaningful tools for assessing the profitability of the Company’s ongoing operations. Operating income is defined by the Company as net income excluding realized investment gains and losses, net of applicable taxes. Operating income per share represents operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income and operating income per share as measures of the Company’s ongoing profitability since they eliminate the effect of securities market volatility from earnings.

Alfa Corporation

Investor Supplement

Fourth Quarter 2006

This Investor Supplement is for informational purposes only. The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in Form 10-K.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear. These measures are defined on the page “Definitions of Non-GAAP, GAAP and Operating Measures” and are reconciled to the most directly comparable GAAP measure herein.

ALFA CORPORATION

PROPERTY/CASUALTY SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Twelve Months Ended December 31,			Ratios		Three Months Ended December 31,			Ratios
	2006	2005	% Change	2006	2005	2006	2005	% Change	2006	2005
INCOME STATEMENT
Revenues
Automobile Premiums	$379,762	$344,193	10.3			$96,318	$89,237	7.9
Homeowner Premiums	208,600	196,457	6.2			53,492	50,255	6.4
Other Premiums	15,880	15,789	0.6			3,989	4,381	(8.9)

Total Premiums - Property and Casualty Insurance	604,242	556,439	8.6	100.0%	100.0%	153,799	143,873	6.9	100.0%	100.0%
Net Investment Income	39,417	40,200	(1.9)			10,640	10,729	(0.8)
Other Income	13,650	9,621	41.9			3,406	2,769	23.0

Total Revenues	657,309	606,260	8.4			167,845	157,371	6.7
Benefits, Losses and Expenses
Incurred Losses (Non-storm)	336,537	322,884	4.2	55.7%	58.0%	86,884	85,066	2.1	56.5%	59.1%
Incurred Losses (Storm)	13,781	11,635	18.4	2.3%	2.1%	8	—	100.0	0.0%	0.0%
Loss Adjustment Expense	30,015	24,029	24.9	5.0%	4.3%	7,955	7,384	7.7	5.2%	5.1%

Total Benefits, Claims, Losses and Settlement Expenses	380,333	358,548	6.1	63.0%	64.4%	94,847	92,450	2.6	61.7%	64.3%
Amortization of Deferred Policy Acquisition Costs	118,961	100,652	18.2	19.7%	18.1%	32,132	25,644	25.3	20.9%	17.8%
Other Operating Expenses	49,026	41,367	18.5	8.1%	7.4%	11,741	15,099	(22.2)	7.6%	10.5%

Total Operating Expenses	167,987	142,019	18.3	27.8%	25.5%	43,873	40,743	7.7	28.5%	28.3%

Total Benefits, Losses and Expenses	548,320	500,567	9.5	90.8%	90.0%	138,720	133,193	4.1	90.2%	92.6%

Income Before Income Tax Expense	108,989	105,693	3.1			29,125	24,178	20.5
Income Tax Expense	23,954	25,497	(6.1)			3,153	5,210	(39.5)

Operating Income*	85,035	80,196	6.0			25,972	18,968	36.9
Realized Investment Gains (Losses), Net of Tax	(3,110)	120	(2,691.7)			(1,246)	424	(393.9)

Net Income	$81,925	$80,316	2.0			$24,726	$19,392	27.5

Operating Income Per Share - Diluted*	$1.05	$0.99	5.4			$0.32	$0.23	36.0
Net Income Per Share - Diluted	$1.01	$1.00	1.4			$0.30	$0.24	26.6

Operating Return on Equity*	17.9%	18.5%

Return on Equity*	17.2%	18.6%

Other Key Information
Earned Premium by Region
Alabama	$453,260	$441,159	2.7	75.0%	79.3%	$114,395	$111,842	2.3	74.4%	77.7%
Georgia	34,383	33,496	2.6	5.7%	6.0%	8,565	8,438	1.5	5.6%	5.9%
Mississippi	43,012	39,202	9.7	7.1%	7.1%	11,023	9,995	10.3	7.2%	7.0%
VA Mutual	21,239	21,795	(2.6)	3.5%	3.9%	5,206	5,477	(4.9)	3.4%	3.8%
Vision	52,348	20,787	151.8	8.7%	3.7%	14,610	8,121	79.9	9.5%	5.6%

Total Earned Premium	$604,242	$556,439	8.6	100.0%	100.0%	$153,799	$143,873	6.9	100.0%	100.0%

Incurred Losses by Region (Non-storm)
Alabama	$247,644	$252,624	(2.0)	54.6%	57.3%	$62,328	$63,979	(2.6)	54.5%	57.2%
Georgia	21,695	25,299	(14.2)	63.1%	75.5%	4,641	6,252	(25.8)	54.2%	74.1%
Mississippi	20,895	21,400	(2.4)	48.6%	54.6%	5,597	6,239	(10.3)	50.8%	62.4%
VA Mutual	12,064	10,804	11.7	56.8%	49.6%	4,265	3,444	23.8	81.9%	62.9%
Vision	34,239	12,757	168.4	65.4%	61.4%	10,053	5,152	95.1	68.8%	63.4%

Total Incurred Losses	$336,537	$322,884	4.2	55.7%	58.0%	$86,884	$85,066	2.1	56.5%	59.1%

Lapse Ratio: Preferred and Standard Classes*	3.50%	3.50%				3.70%	3.64%
Net Written Premium by LOB
Automobile	$391,190	$366,419	6.8			$91,600	$89,005	2.9
Homeowner	214,020	206,075	3.9			50,571	47,223	7.1
Other	16,815	15,886	5.8			3,483	3,304	5.4

Total Net Written Premium	$622,025	$588,380	5.7			$145,654	$139,532	4.4

Net Written Premium by Region
Alabama	$459,621	$447,066	2.8			$109,035	$106,606	2.3
Georgia	34,629	33,885	2.2			8,088	8,076	0.1
Mississippi	46,095	40,455	13.9			11,247	9,895	13.7
VA Mutual	20,662	32,615	(36.6)			5,245	5,567	(5.8)
Vision	61,018	34,359	77.6			12,039	9,388	28.2

Total Net Written Premium	$622,025	$588,380	5.7			$145,654	$139,532	4.4

Data may differ from actual due to rounding.

ALFA CORPORATION

LIFE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Twelve Months Ended December 31,			Ratios		Three Months Ended December 31,			Ratios
	2006	2005	% Change	2006	2005	2006	2005	% Change	2006	2005
INCOME STATEMENT
Revenues
Traditional Life Insurance Premiums	$45,526	$40,617	12.1			$11,540	$10,260	12.5
Universal Life Policy Charges	21,695	20,803	4.3			5,416	5,324	1.7
Universal Life Policy Charges - COLI	4,018	3,812	5.4			772	775	(0.4)
Interest-sensitive Life Policy Charges	11,113	10,884	2.1			2,758	2,675	3.1
Group Life Insurance Premiums	493	517	(4.6)			—	—	0.0

Total Premiums and Policy Charges - Life Insurance	82,845	76,633	8.1	100.0%	100.0%	20,486	19,034	7.6	100.0%	100.0%
Net Investment Income	56,527	50,963	10.9			14,925	13,012	14.7
Other Income	—	—	0.0			—	—	0.0

Total Revenues	139,372	127,596	9.2			35,411	32,046	10.5
Benefits, Claims, Losses and Settlement Expenses	78,502	73,205	7.2	94.8%	95.5%	17,070	17,212	(0.8)	83.3%	90.4%
Dividends to Policyholders	4,134	4,009	3.1	5.0%	5.2%	1,094	1,064	2.8	5.3%	5.6%
Amortization of Deferred Policy Acquisition Costs	11,868	9,277	27.9	14.3%	12.1%	3,055	1,552	96.8	14.9%	8.2%
Other Operating Expenses	10,785	10,627	1.5	13.0%	13.9%	2,592	2,469	5.0	12.7%	13.0%

Total Benefits, Losses and Expenses	105,289	97,118	8.4	127.1%	126.7%	23,811	22,297	6.8	116.2%	117.1%

Income Before Income Tax Expense	34,083	30,478	11.8			11,600	9,749	19.0
Income Tax Expense	10,158	8,741	16.2			3,100	2,658	16.6

Operating Income	23,925	21,737	10.1			8,500	7,091	19.9
Realized Investment Gains, Net of Tax	5,373	3,836	40.1			1,946	734	165.1

Net Income	$29,298	$25,573	14.6			$10,446	$7,825	33.5

Operating Income Per Share - Diluted	$0.29	$0.27	9.4			$0.10	$0.09	19.0
Net Income Per Share - Diluted	$0.36	$0.32	13.9			$0.13	$0.10	32.5

Operating Return on Equity	7.4%	7.2%

Return on Equity	9.1%	8.5%

Other Key Information (all information presented on a STAT-basis)
Annualized New Business Premium by LOB
Traditional Life	$12,186	$7,521	62.0			$2,397	$1,490	60.9
Universal Life	3,501	3,929	(10.9)			669	740	(9.6)
Interest-sensitive Life	2,119	2,352	(9.9)			520	521	(0.2)

Total Issued New Business Premium by LOB	$17,806	$13,802	29.0			$3,586	$2,751	30.4

Annualized New Business Premium by Region
Alabama	$15,477	$11,881	30.3			$3,133	$2,311	35.6
Georgia	1,222	1,003	21.8			206	241	(14.5)
Mississippi	1,107	918	20.6			247	199	24.1

Total Issued New Business Premium by Region	$17,806	$13,802	29.0			$3,586	$2,751	30.4

Actual vs. Expected Mortality Ratio*	104%	96%				111%	103%
Persistency Ratio*	90.7%	91.2%

Data may differ from actual due to rounding.

ALFA CORPORATION

NONINSURANCE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Twelve Months Ended December 31,			Three Months Ended December 31,
	2006	2005	% Change	2006	2005	% Change
INCOME STATEMENT
Revenues
Equity Interest in MidCountry Financial (net of expense)	$1,385	$1,154	20.0	$416	$(125)	432.8
Loan Income (net of expense)	780	4,350	(82.1)	1,054	1,141	(7.6)
Other Net Investment Income	726	2,521	(71.2)	655	750	(12.7)

Total Net Investment Income	2,891	8,025	(64.0)	2,125	1,766	20.3
Fee/Commission Income - Agency Operations	37,215	23,849	56.0	9,427	6,146	53.4
Other Income	1,188	1,428	(16.8)	268	411	(34.8)

Total Other Income	38,403	25,277	51.9	9,695	6,557	47.9

Total Revenues	41,294	33,302	24.0	11,820	8,323	42.0
Benefits, Losses and Expenses
Claims and Settlement Expenses - Agency Operations	3,527	2,766	27.5	951	566	68.0
Other Operating Expenses - Loan/Lease Operations	4,859	6,661	(27.1)	1,045	1,518	(31.2)
Other Operating Expenses - Agency Operations	29,091	21,121	37.7	7,041	5,656	24.5
Other Operating Expenses - Other Operations	2,812	662	324.8	2,001	59	3,291.5

Total Benefits, Losses and Expenses	40,289	31,210	29.1	11,038	7,799	41.5

Income Before Income Tax Expense	1,005	2,092	(52.0)	782	524	49.2
Income Tax Expense	679	2,132	(68.2)	585	1,676	(65.1)

Operating Income (Loss)	326	(40)	915.0	197	(1,152)	117.1
Realized Investment Gains (Losses), Net of Tax	(51)	(24)	(112.5)	(17)	(56)	69.6

Net Income (Loss)	$275	$(64)	529.7	$180	$(1,208)	114.9

Operating Income (Loss) Per Share - Diluted	$0.00	$(0.00)	910.0	$0.00	$(0.01)	117.0
Net Income (Loss) Per Share - Diluted	$0.00	$(0.00)	527.1	$0.00	$(0.01)	114.8

Operating Return on Equity	0.4%	(0.1%)

Return on Equity	0.3%	(0.1%)

Other Key Information
	12/31/06	12/31/05	% Change
Alfa Financial Corporation:
Loan Portfolio	$128,352	$124,502	3.1
Loan Portfolio Yield*	7.88%	7.41%
Loan Gross Charge-offs	$4,378	$778
Loan Net Charge-offs	$4,293	$649
Loan Delinquency Ratio*	1.99%	1.44%
MidCountry Financial Corporation:
Carrying Value (42% and 43% ownership at 12/31/06 and 12/31/05, respectively)	$57,240	$53,330	7.3
Equity in Net Earnings	$1,385	$1,154	20.0
Return on Carried Value*	2.4%	2.2%

Data may differ from actual due to rounding.

ALFA CORPORATION

CORPORATE SEGMENT AND ELIMINATIONS (UNAUDITED)

(in thousands, except ratios and per share data)

	Twelve Months Ended December 31,			Three Months Ended December 31,
	2006	2005	% Change	2006	2005	% Change
INCOME STATEMENT
Revenues
Investment Loss	$(914)	$(1,387)	34.1	$(306)	$(218)	(40.4)
Interest Expense	(4,660)	(2,869)	(62.4)	(1,229)	(867)	(41.8)

Total Net Investment Loss	(5,574)	(4,256)	(31.0)	(1,535)	(1,085)	(41.5)
Other Income	(23,666)	(12,048)	(96.4)	(5,457)	(3,683)	(48.2)

Total Revenues	(29,240)	(16,304)	(79.3)	(6,992)	(4,768)	(46.6)
Benefits, Losses and Expenses
Claims and Settlement Expenses	(4,187)	(1,663)	(151.8)	(1,260)	(650)	(93.8)
Amortization of Deferred Policy Acquisition Costs	(787)	(1,206)	34.7	—	(471)	100.0
Other Operating Expenses	(15,782)	(6,983)	(126.0)	(2,269)	(2,033)	(11.6)

Total Benefits, Claims, Losses and Settlement Expenses	(20,756)	(9,852)	(110.7)	(3,529)	(3,154)	(11.9)

Loss Before Income Tax Expense (Benefit)	(8,484)	(6,452)	(31.5)	(3,463)	(1,614)	(114.6)
Income Tax Expense (Benefit)	(2,874)	340	(945.3)	(1,117)	588	(290.0)

Operating Income (Loss)	(5,610)	(6,792)	17.4	(2,346)	(2,202)	(6.5)
Realized Investment Gains (Losses), Net of Tax	—	—	0.0	—	—	0.0

Net Income (Loss)	$(5,610)	$(6,792)	17.4	$(2,346)	$(2,202)	(6.5)

Operating Income (Loss) Per Share - Diluted	$(0.07)	$(0.08)	17.9	$(0.03)	$(0.03)	(5.8)
Net Income (Loss) Per Share - Diluted	$(0.07)	$(0.08)	17.9	$(0.03)	$(0.03)	(5.8)

Data may differ from actual due to rounding.

ALFA CORPORATION

INVESTMENT PORTFOLIO

(in thousands, except ratios and per share data)

		Twelve Months Ended December 31,					Three Months Ended December 31,
		2006	2005	% Change			2006	2005	% Change
Alfa Corporation Consolidated Investment Portfolio - Other Key Information
					Yields					Yields
Net Investment Income and Pre-tax Yield:					2006	2005				2006	2005
Fixed Income Securities		$80,654	$76,750	5.1	5.7%	5.7%[1]	$20,961	$19,173	9.3	5.9%	5.7%[1]
Equity Securities		4,284	2,912	47.1	3.9%	2.8%	1,357	736	84.4	5.0%	2.8%
Collateral Loans		10,125	8,502	19.1			2,586	2,322	11.4
Commercial Leases		187	6,220	(97.0)			34	1,414	(97.6)
Other Investment Income		23,564	20,281	16.2			6,847	5,752	19.0
Interest Expense		(15,438)	(11,531)	(33.9)			(3,971)	(3,375)	(17.7)
Investment Expenses		(10,113)	(8,202)	(23.3)			(1,659)	(1,600)	(3.7)

Total Net Investment Income		$93,263	$94,932	(1.8)			$26,155	$24,422	7.1

Investment Portfolio Composition:		12/31/06	12/31/05
Fixed Income Securities, by Rating:[2]

NAIC Rated	Moody’s Rated
1	Aaa/Aa/A	$1,353,897	$1,288,015	5.1
2	Baa	83,338	105,351	(20.9)
3	Ba	2,060	21,959	(90.6)
4	B	4,454	4,471	(0.4)
5	Caa	—	—	0.0
6	In or near default	—	0.0
Not Rated		3,000	—	100.0

Total Fixed Income Securities		1,446,749	1,419,796	1.9
Equity Securities		111,427	107,020	4.1
Collateral Loans		128,685	124,667	3.2
Other Invested Assets		318,067	211,440	50.4

Total Investments		2,004,928	1,862,923	7.6
Investment In Affiliates		120,819	138,457	(12.7)

Total		$2,125,747	$2,001,380	6.2

[1]

Yield on Fixed Income Securities is calculated as annualized income divided by the average of the beginning and end of period amortized investment balances for the same 12-month period, which exclude unrealized investment gains and losses.

[2]	Investment Portfolio Composition values for Fixed Income Securities are based on fair value for available for sale securities and amortized value for held for investment securities.

Data may differ from actual due to rounding.

ALFA CORPORATION

QUARTERLY FINANCIAL SUPPLEMENT

December 31, 2006

(Unaudited)

Additional Information

	02:1Q	02:2Q	02:3Q	02:4Q	2002
Pretax P&C Net Investment Income	7,747,433	8,375,695	7,176,169	7,134,749	30,434,046
Pretax P&C Operating Income	17,393,023	14,283,409	13,309,248	19,211,125	64,196,805
P&C Statutory Invested Assets	562,536,805	587,045,896	592,330,618	598,545,022
P&C Statutory Surplus	276,936,440	274,268,630	285,198,181	291,296,304
P&C Loss & LAE Reserves	140,547,346	144,370,368	145,867,486	145,808,225

Pretax Life Net Investment Income	11,482,042	11,673,726	12,057,548	12,076,982	47,290,298
Pretax Life Operating Income	6,038,921	6,493,899	6,928,507	6,748,195	26,209,522
Life Statutory Invested Assets	731,033,090	737,560,100	735,098,205	749,891,687
Life Statutory Surplus	141,999,217	133,026,858	127,697,259	132,468,334

	03:1Q	03:2Q	03:3Q	03:4Q	2003
Pretax P&C Net Investment Income	6,910,185	7,653,547	7,423,546	6,516,131	28,503,409
Pretax P&C Operating Income	20,276,043	16,813,874	16,415,815	16,120,258	69,625,990
P&C Statutory Invested Assets	619,015,221	626,103,044	640,677,141	643,775,395
P&C Statutory Surplus	300,514,053	308,384,829	314,946,117	323,362,342
P&C Loss & LAE Reserves (1)	144,689,722	145,691,012	147,585,697	139,589,753

Pretax Life Net Investment Income	11,534,769	10,948,305	10,843,170	11,408,366	44,734,610
Pretax Life Operating Income	5,630,299	6,071,633	5,514,256	9,528,981	26,745,169
Life Statutory Invested Assets	771,143,631	809,472,299	808,833,684	823,345,514
Life Statutory Surplus	127,075,494	130,374,293	133,237,013	144,834,065

	04:1Q	04:2Q	04:3Q	04:4Q	2004
Pretax P&C Net Investment Income	7,422,200	7,529,905	8,148,041	11,646,118	34,746,264
Pretax P&C Operating Income	26,792,114	19,926,490	21,346,862	22,743,798	90,809,264
P&C Statutory Invested Assets (2)	663,386,315	668,080,084	722,795,981	716,630,234
P&C Statutory Surplus	335,394,591	343,130,340	340,815,304	369,838,232
P&C Loss & LAE Reserves (1)	144,839,184	144,417,593	151,118,973	150,856,684

Pretax Life Net Investment Income	11,464,207	12,070,627	13,044,596	12,549,202	49,128,632
Pretax Life Operating Income	6,101,031	4,881,196	5,704,300	8,778,931	25,465,458
Life Statutory Invested Assets	850,439,601	865,246,778	876,301,256	890,441,591
Life Statutory Surplus	147,078,186	149,627,085	151,079,986	161,992,039

	05:1Q	05:2Q	05:3Q	05:4Q	2005
Pretax P&C Net Investment Income	9,310,764	8,926,932	11,232,799	10,729,178	40,199,673
Pretax P&C Operating Income	19,002,266	33,255,773	29,255,953	24,178,448	105,692,440
P&C Statutory Invested Assets (2)	705,855,331	715,563,873	720,574,977	733,114,630
P&C Statutory Surplus	372,285,887	385,401,304	398,052,284	407,475,146
P&C Loss & LAE Reserves (1)	145,569,327	141,926,723	149,282,527	157,988,560

Pretax Life Net Investment Income	12,226,938	13,061,800	12,661,842	13,012,004	50,962,584
Pretax Life Operating Income	7,722,260	7,001,604	6,004,445	9,749,301	30,477,610
Life Statutory Invested Assets	923,042,022	932,889,527	957,943,993	957,658,384
Life Statutory Surplus	163,786,697	167,102,347	171,890,971	177,189,239

	06:1Q	06:2Q	06:3Q	06:4Q	2006
Pretax P&C Net Investment Income	9,678,917	8,867,842	10,230,689	10,639,827	39,417,275
Pretax P&C Operating Income	19,996,255	32,528,491	27,338,061	29,125,239	108,988,046
P&C Statutory Invested Assets (2)	781,525,886	792,053,522	789,965,735	815,633,254
P&C Statutory Surplus	410,789,564	430,367,018	424,266,223	450,690,007
P&C Loss & LAE Reserves (1)	163,390,031	161,008,518	164,960,736	170,675,884

Pretax Life Net Investment Income	13,590,101	13,716,250	14,296,140	14,924,804	56,527,295
Pretax Life Operating Income	7,113,633	6,783,319	8,585,952	11,599,737	34,082,641
Life Statutory Invested Assets	1,002,957,159	999,648,875	1,017,945,275	1,031,591,536
Life Statutory Surplus	182,409,009	179,808,669	184,518,325	202,198,338

(1)	P&C Loss & LAE Reserves for fourth quarter 2003, fourth quarter 2004 and periods beginning in 2005 include salvage and subrogation receivables.

(2)	P&C Statutory Invested Assets for fourth quarter 2004 and periods beginning in 2005 reflect a reclassification of premium installment plan receivables into Accounts Receivable.

Definitions of Non-GAAP, GAAP and Operating Measures

Management believes that disclosure of the following non-GAAP financial measures provides investors with meaningful tools to assess the Company’s ongoing operations. Our methods of calculating these measures may differ from those used by other companies, thereby limiting comparability.

Operating Income is defined as net income excluding realized investment gains and losses, net of applicable taxes. Management uses operating income as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Income per Share is defined as operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income per share as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Return on Equity (Current Period) is defined as operating income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Operating Return on Equity (Prior Period) is defined as operating income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Current Period) is defined as net income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Prior Period) is defined as net income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Management uses the following GAAP ratios to measure the Company’s ongoing operations. They are calculated as follows:

Loss Ratio is defined as incurred losses divided by earned premiums.

Loss Adjustment Expense Ratio is defined as loss adjustment expenses divided by earned premiums.

Operating Expense Ratio is defined as total operating expenses divided by earned premiums.

Combined Ratio is defined as the sum of the loss ratio, the loss adjustment expense ratio and the expense ratio or the sum of incurred losses, loss adjustment expenses and total operating expenses divided by earned premiums.

Management uses the following operating statistics to measure components of the Company’s ongoing operations. They are calculated as follows:

Lapse Ratio is defined as the number of policies lapsing as a percentage of billings produced during a stated time period.

Actual vs. Expected Mortality Ratio is defined as benefit payments divided by the actuarially estimated benefit payments for the stated time period.

Persistency Ratio is defined as the annualized premium of policies in force at the end of the period as a percentage of the annualized premium paid at the end of the period.

Loan Portfolio Yield is defined as annualized interest income divided by the loan portfolio balance.

Loan Delinquency Ratio is defined as the amount of loans 30 or more days past due divided by the loan portfolio balance.

Return on Carried Value is defined as equity in net earnings divided by the simple average of beginning and end of period carrying value.

Certain amounts in prior periods have been reclassified to conform to the presentation adopted in the current period. Such reclassifications did not impact earnings.